Exhibit 99.2
OSI Pharmaceuticals, Inc.
41 Pinelawn Road
Melville, NY 11747
T. 631.962-2000 F. 631.752-3880
www.osip.com

To:	Holder of 2% Convertible Senior Subordinated Notes Due 2025 of OSI Pharmaceuticals, Inc. CUSIP No’s. 671040AE3 and 671040AF0
From:	Michael G. Atieh, Chief Financial Officer

Date:	April 3, 2008

Subject:	Notice of Convertibility

     Pursuant to Section 4.2(j) of the Indenture, by and between OSI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and The Bank of New York, a New York banking corporation, as Trustee and Conversion Agent, dated as of December 21, 2005 (the “Indenture”), notice is hereby given of the occurrence of the event (“Triggering Event”) specified in Section 4.1(a)(i) of the Indenture triggering the convertibility of the 2% Convertible Senior Subordinated Notes due 2025 (the “Notes”) into shares of common stock, $.01 par value, of the Company (“Common Stock”). As a result, the Notes are convertible, during the period which commenced on April 1, 2008, and terminates on June 30, 2008, at the rate of 33.9847 shares of Common Stock for each $1,000 principal amount of the Notes, subject to the terms of the Indenture. Capitalized terms used in this notice and not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture.
     Section 4.1(a)(i) of the Indenture provides that the Notes shall become convertible prior to December 15, 2020, if, during any fiscal quarter (beginning with the quarter ending after March 31, 2006), the Closing Sale Price of the Common Stock for at least 20 Trading Days during the last 30 consecutive Trading Days of the immediately preceding fiscal quarter (the “Measurement Period”) exceeds 120% of the Conversion Price in effect on the last Trading Day of such Measurement Period.
     No adjustment to the Conversion Rate pursuant to Section 4.13 of the Indenture has taken effect as a result of the Triggering Event.
     The following sets forth the procedures Holders must follow to convert their Notes:
          To surrender a Note for conversion, a Holder must comply with the Applicable Procedures of The Depositary Trust Company currently in effect.

          No payment or adjustment will be made for accrued and unpaid interest (including Additional Interest, if any) or dividends on the shares of Common Stock, except as provided in the Indenture.
          Unless the Company elects to satisfy its Conversion Obligation wholly or in part in Cash (as described below), the Notes will be convertible into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock at the rate of 33.9847 shares of Common Stock for each $1,000 principal amount of the Notes.
          The Company will not issue any fraction of a share of Common Stock in connection with any conversion of Notes, but instead will make a Cash payment equal to such fraction multiplied by the Relevant Average Price per Share of the Common Stock.
          On conversion by a Holder, such Holder will also receive the rights under the Company’s stockholder rights plan.
          Except as provided below with respect to an election by the Company to satisfy its Conversion Obligation wholly or partially in Cash, a Notice of Conversion will not be retractable.
          From and after the close of business on the Conversion Date of a Note, the person in whose name any certificate representing Common Stock issued pursuant to Section 4.2 of the Indenture, if any, is to be registered will be treated as a stockholder of record of the Company, and all rights of the Holder of such Note will terminate, other than the right to receive the Common Stock upon conversion of such Note as provided herein.
          If a Holder converts more than one Note at a time, the number of full shares of Common Stock issuable upon such conversion, if any, will be based on the aggregate principal amount of the Notes converted.
          If a Holder elects to convert all or any portion of a Security into shares of Common Stock, the Company may choose to satisfy all or any portion of the Conversion Obligation in Cash. Upon such election, the Company will notify such Holder through the Trustee of the dollar amount to be satisfied in Cash at any time on or before the date that is two Business Days following the Conversion Agent’s receipt of the Conversion Notice (such period, the “Cash Settlement Notice Period”). If the Company elects to pay Cash for any portion of the shares of Common Stock otherwise issuable to the Holder (other than after an irrevocable election as described in Section 4.2(b)(v) of the Indenture), the Holder may retract the Conversion Notice at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period (the “Conversion Retraction Period”); no such retraction can be made (and a Conversion Notice will be irrevocable) if the Company does not elect to deliver Cash in lieu of shares of Common Stock (other than Cash in lieu of fractional shares). If the Company elects to satisfy all or a portion of its Conversion Obligation in Cash and the Notice of Conversion has not been retracted, then settlement (in Cash or a combination of Cash and shares of Common Stock) will occur on the third Business Day following the Cash Settlement Averaging Period. If the Company elects to satisfy the entire Conversion Obligation in shares of Common Stock, then settlement will occur on the third Business Day following the Conversion Date. With respect to any Conversion Notice received by the Company and not retracted, the “Conversion Settlement Distribution” for any Security subject to such Conversion Notice will consist of Cash, Common Stock or a combination thereof, as selected by the Company as set forth below:
     (1)     if the Company elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Conversion Settlement Distribution will be a number of shares of Common Stock for each $1,000 principal amount of the Securities to be converted equal to the Conversation Rate, plus Cash for any fractional shares;
     (2)     if the Company elects to satisfy the entire Conversion Obligation in Cash, the Conversion Settlement Distribution will be Cash for each $1,000 principal amount of the Securities in an amount equal to the product of:
     (A)     the applicable Conversion Rate, and
     (B)     the average of the Applicable Cash-Settlement Stock Price of the Common Stock for the 10 Trading Days beginning on the Trading Day immediately following the final day of the Conversion Retraction Period (the “Cash Settlement Averaging Period”); and
     (3)     if the Company elects to satisfy a fixed portion (other than 100%) of the Conversion Obligation in Cash, the Conversion Settlement Distribution will consist of such Cash amount (“Cash Amount”) and a number of shares, for each $1,000 principal amount of the Securities, equal to the applicable Conversion Rate minus the number of shares of Common Stock equal to the Cash Amount divided by the average of the Applicable Cash-Settlement Stock Price of the Common Stock during the Cash Settlement Averaging Period (plus Cash for any fractional shares); provided, however, the number of shares of Common Stock will not be less than zero; provided, further, that the Company will pay Cash for any fractional shares.

OSI PHARMACEUTICALS, INC.
By:
Michael G Atieh
Executive Vice President and Chief Financial Officer

CONVERSION NOTICE
     To convert this Note, check the box: ☐
     To convert only part of this Note, state the principal amount to be converted (must be $1,000 or an integral multiple of $1,000): $ .
     If you want the Cash paid to another person or the stock certificate, if any, made out in another person’s name, fill in the form below:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

Your Signature:
Date:
(Sign exactly as your name appears on the other side of this Note)
*Signature guaranteed by:
By:

*	The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.